NOTICE OF WAIVER

This Notice of Waiver (“the Waiver”) is made to be effective as of February 15, 2008 in favor of Attitude Drinks Inc., a Delaware corporation, (the “Company”) by (i) Mahoney Associates, (ii) CMS Capital, and (iii) Momona Capital LLC, who are holders of the Company’s Secured Convertible Notes issued under that certain Subscription Agreement dated as of January 8, 2008 (the “January 8 th Subscription Agreement”).

WHEREAS, the January 8 th Subscription Agreement and the Secured Convertible Notes issued thereunder provide for a Maturity Date “on the sooner of the Second Closing of the transaction dated October 23, 2007, or May 7, 2008”;

WHEREAS, some of the parties to the transaction dated October 23, 2007 desire to proceed to a Second Closing before the effectiveness of a registration statement filed by the Company; and

WHEREAS, (i) Mahoney Associates, (ii) CMS Capital, and (iii) Momona Capital LLC, each desire to waive certain rights under the January 8 th Subscription Agreement and the Secured Convertible Notes.

NOW THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, (i) Mahoney Associates, (ii) CMS Capital, and (iii) Momona Capital LLC, each memorialize their waiver of the conditions specified so that the Company can issue and deliver the Second Closing Notes and Second Closing Warrants in exchange for the funds to be delivered by (i) Roy G. Warren, (ii) Alpha Capital Anstalt, and (iii) Whalehaven Capital Fund Limited.

As evidenced by their signatures below, (i) Mahoney Associates, (ii) CMS Capital, and (iii) Momona Capital LLC hereby:

A.   waive any default and extend the Maturity Date under the Secured Convertible Notes until the sooner of (i) the actual effectiveness of the Registration Statement filed by the Company for the transaction dated October 23, 2007, or (ii) May 7, 2008;

B.   waive the covenant in Section 9(g) of the January 8 th Subscription Agreement concerning the use of a transfer agent that is a participant in the Depository Trust Company Automated Securities Transfer Program as a covenant;

C.   accept the natural, necessary, and reasonable consequences of the waivers granted above.

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Waiver as of the date first written above.

"COMPANY"	"THE COLLATERAL AGENT"
ATTITUDE DRINKS INC.	BARBARA R. MITTMAN
a Delaware corporation

By: /s/	/s/
Its: President

“SUBSCRIBERS”:

/s/	/s/
CMS CAPITAL	MAHONEY ASSOCIATES

/s/
MOMONA CAPITAL LLC

ESCROW AGENT

/s/
GRUSHKO & MITTMAN, P.C.